                                                    ADDITIONAL EXHIBIT 99(e) TO
                                                     ANNUAL REPORT ON FORM 10-K
                                                OF GENERAL DYNAMICS CORPORATION
                                                            SEC FILE NO. 1-3671



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 11-K

                                 ANNUAL REPORT

                           PURSUANT TO SECTION 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1993




A. Full title of the Plan and the address of the Plan, if different from the issuer named below:

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEE SAVINGS AND STOCK INVESTMENT PLAN



B. Name of the issuer of the securities held pursuant to the Plan and the address of its principal executive office:

                          GENERAL DYNAMICS CORPORATION
                            3190 FAIRVIEW PARK DRIVE
                       FALLS CHURCH, VIRGINIA 22042-4523

                          GENERAL DYNAMICS CORPORATION

                   INDEX OF FINANCIAL STATEMENTS AND EXHIBITS





                                                                                               Pages of this
                                                                                                 Form 11-K
                                                                                                 ---------
(a)   FINANCIAL STATEMENTS

      Statements of Financial Condition, December 31, 1993 and 1992                               5-6

      Statements of Income and Changes in Plan Equity - Fiscal                                    7-9
      Years Ended December 31, 1993, December 31, 1992
      and December 31, 1991

      Schedule I  -  Combined Statement of Investments                                            10-18
      of Master Trust Funds

      Notes to Financial Statements                                                               19-25

      Report of Independent Public Accountants                                                     26


(b)   SIGNATURE                                                                                     3


(c)   EXHIBITS

      Consent of Independent Public Accountants                                                     3

                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan Administrator has caused this Annual Report to be signed by the undersigned thereunto duly authorized.



                             GENERAL DYNAMICS CORPORATION
                             As Plan Administrator of the General
                             Dynamics Corporation
                             Hourly Employee Savings and Stock Investment Plan





                             by    /s/ E. A. Klobasa
                                   -------------------------------
                                   E. A. Klobasa
                                   Secretary

June 29, 1994

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into General Dynamics Corporation's previously filed Registration Statement on Form S-8, File No. 2-24270.





                             by    /s/ Arthur Andersen & Co.
                                   -------------------------------
                                   ARTHUR ANDERSEN & CO.


Washington, D.C.,
June 29, 1994

                          1993 FINANCIAL STATEMENTS

                                    OF THE

                         GENERAL DYNAMICS CORPORATION

                           HOURLY EMPLOYEE SAVINGS

                          AND STOCK INVESTMENT PLAN

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN
                        STATEMENT OF FINANCIAL CONDITION
                               DECEMBER 31, 1993

                                                                              FUNDS
                                                          ---------------------------------------------
                                                              COMPANY         GOVERNMENT    DIVERSIFIED
                                             TOTAL             STOCK            BONDS        PORTFOLIO
                                             -----             -----            -----        ---------
ASSETS

Investment in common stock of
  General Dynamics Corporation,
  at market value -- 899,744
  shares (Cost $23,165,659)(Note 6)
    Participant-directed  . . .         $   36,887,309    $  36,887,309    $           -   $          -
    Non-participant-directed  .              4,613,394        4,613,394                -              -
Investments in securities of
  unaffiliated issuers, at market
  value -- (Schedule I) (Note 6)
    U.S. Government bonds
        (Cost $111,079,230)   .            111,968,336                -      111,968,336              -
    Other securities
        (Cost $65,754,243)  . .             77,514,731                -                -     64,322,390
Insurance company contracts, at
  contract value (Schedule I)              241,498,877                -                -              -
Loans receivable (payable)  . .              1,868,515          (1,948)            (507)          (677)
Amounts receivable from (payable to)
  General Dynamics Corporation                 352,747          310,302           28,974         12,451
                                        --------------    -------------     ------------   ------------

        Total Assets                    $  474,703,909    $  41,809,057     $111,996,803   $ 64,334,164
                                        ==============    =============     ============   ============

LIABILITIES AND PLAN EQUITY

Fund transfers  . . . . . . . .         $            -    $     128,888    $     848,965   $   (19,006)
Administrative fees
  payable   . . . . . . . . . .                228,749           17,301           84,003         29,216
Loans payable (receivable)  . .                      -            3,015           29,589         34,569
Plan equity   . . . . . . . . .            474,475,160       41,659,853      111,034,246     64,289,385
                                        --------------    -------------    -------------   ------------
        Total Liabilities and Plan
        Equity  . . . . . . . .         $  474,703,909    $  41,809,057    $ 111,996,803   $ 64,334,164
                                        ==============    =============    =============   ============

                                                             FUNDS
                                            --------------------------------------
                                                           SPECIAL
                                             FIXED        DISTRIBU-
                                            INCOME          TION             LOAN
                                            ------          ----             ----
ASSETS

Investment in common stock of
  General Dynamics Corporation,
  at market value -- 899,744
  shares (Cost $23,165,659)(Note 6)
    Participant-directed  . . .          $          -     $          -     $          -
    Non-participant-directed  .                     -                -                -
Investments in securities of
  unaffiliated issuers, at market
  value -- (Schedule I) (Note 6)
    U.S. Government bonds
        (Cost $111,079,230)   .                     -                -                -
    Other securities
        (Cost $65,730,481)  . .                     -       13,192,341                -
Insurance company contracts, at
  contract value (Schedule I)             241,498,877                -                -
Loans receivable (payable)  . .               (2,214)                -        1,873,861
Amounts receivable from (payable to)
  General Dynamics Corporation                  4,914          (3,894)                -
                                         ------------     ------------     ------------

        Total Assets                     $241,501,577     $ 13,188,447     $  1,873,861
                                         ============     ============     ============

LIABILITIES AND PLAN EQUITY

Fund transfers  . . . . . . . .          $  (992,030)     $     33,183     $          -
Administrative fees
  payable   . . . . . . . . . .                92,688            5,541                -
Loans payable (receivable)  . .                54,899           10,728        (132,800)
Plan equity   . . . . . . . . .           242,346,020       13,138,995        2,006,661
                                         ------------     ------------     ------------
        Total Liabilities and Plan
        Equity  . . . . . . . .          $241,501,577     $ 13,188,447     $  1,873,861
                                         ============     ============     ============

The accompanying notes are an integral part of this statement.

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN
                        STATEMENT OF FINANCIAL CONDITION
                                DECEMBER 31, 1992

                                                                                           FUNDS
                                                    -----------------------------------------------------------------------------
                                                                                                            SPECIAL
                                                      COMPANY     GOVERNMENT    DIVERSIFIED     FIXED      DISTRIBU-
                                         TOTAL         STOCK        BONDS        PORTFOLIO     INCOME        TION          LOAN
                                         -----        -------     ----------    -----------    ------      ---------       ----
ASSETS

Investment in common stock of
  General Dynamics Corporation,
  at market value -- 983,622
  shares (Cost $33,427,919)
    (Note 6)
    Participant-directed  . . .       $ 48,172,401  $48,172,401  $          -  $         -  $          -  $         -  $        -
    Non-participant-directed  .          2,791,499    2,791,499             -            -             -            -           -
Investments in securities of
  unaffiliated issuers, at
  market value -- (Schedule I)
    (Note 6)
    U.S. Government bonds
        (Cost $135,305,492)   .        137,913,980            -   134,922,912            -             -    2,991,068           -
    Other securities
        (Cost $51,403,182)  . .         64,438,957            -             -   64,438,957             -            -           -
Insurance company contracts, at
  contract value (Schedule I)          232,243,945            -             -            -   232,243,945            -           -
Loans receivable  . . . . . . .          1,386,542          479         1,194          562         1,990            -   1,382,317
Amounts receivable from
  (payable to)
  General Dynamics Corporation             592,929      314,667       148,261        5,910       126,232      (2,141)           -
                                      ------------  -----------  ------------  -----------  ------------  -----------  ----------

        Total Assets                  $487,540,253  $51,279,046  $135,072,367  $64,445,429  $232,372,167  $ 2,988,927  $1,382,317
                                      ============  ===========  ============  ===========  ============  ===========  ==========

LIABILITIES AND PLAN EQUITY

Fund transfers  . . . . . . . .       $          -  $    97,579  $    315,490  $     9,587  $  (535,526)  $   112,870  $        -
Administrative fees
  payable . . . . . . . . . . .            298,051       27,203        90,164       60,141       119,016        1,527           -
Loans payable (receivable)  . .                  -        5,215        15,795        4,446        32,544            -    (58,000)
Plan equity   . . . . . . . . .        487,242,202   51,149,049   134,650,918   64,371,255   232,756,133    2,874,530   1,440,317
                                      ------------  -----------  ------------  -----------  ------------  -----------  ----------
        Total Liabilities
        and Plan Equity . . . .       $487,540,253  $51,279,046  $135,072,367  $64,445,429  $232,372,167  $ 2,988,927  $1,382,317
                                      ============  ===========  ============  ===========  ============  ===========  ==========


The accompanying notes are an integral part of this statement.

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN
                 STATEMENT OF INCOME AND CHANGES IN PLAN EQUITY
                          YEAR ENDED DECEMBER 31, 1993

                                                                                FUNDS
                                                      -----------------------------------------------------------
                                                               COMPANY STOCK
                                                      ------------------------------
                                                      PARTICIPANT-  NON-PARTICIPANT-   GOVERNMENT      DIVERSIFIED
                                          TOTAL         DIRECTED        DIRECTED          BONDS         PORTFOLIO
                                          -----         --------        --------          -----         ---------
Investment Income --
  Dividends   . . . . . . . . .      $    2,647,499   $   1,216,585    $     60,048      $          -     $  1,370,866
  Interest  . . . . . . . . . .          25,879,854          11,480             567         7,107,127           81,587
                                     --------------   -------------    ------------      ------------     ------------

                                         28,527,353       1,228,065          60,615         7,107,127        1,452,453
Add (deduct) --
Net realized gain on assets
  sold or distributed (Note 4)           13,037,470       5,971,162         294,723           595,825        5,964,614

Unrealized appreciation
  (depreciation)
  of assets (Note 6)  . . . . .         (3,141,822)       (187,116)         (9,236)       (1,733,034)      (1,275,288)

Net gain from Special Distribution
  (Note 5)  . . . . . . . . . .          11,540,776      10,876,027         664,749                 -                -


Rollover contributions  . . . .              88,361           3,863               -            21,327           16,263

Deposits by participants  . . .          21,841,260       2,070,694               -         4,766,463        3,414,547

Contributions by General Dynamics
  Corporation (Note 7)  . . . .          10,270,665         767,385       1,797,972         1,971,525        1,285,001

Loan repayments . . . . . . . .              66,682         200,170             128           107,496          120,828

Loans issued  . . . . . . . . .                   -        (17,764)               -         (301,013)        (312,236)

Transfer between investment funds
  (Note 1)  . . . . . . . . . .                   -    (21,143,690)     (1,221,252)       (2,865,334)        4,026,893

Distributions to withdrawn
  participants (Note 7) . . . .       (104,323,188)    (10,140,033)       (556,674)      (32,763,568)     (14,228,252)

Plan expenses   . . . . . . . .         (1,989,158)       (148,984)               -         (523,486)        (546,693)
                                     --------------   -------------    ------------      ------------     ------------

  Increase (decrease) in
    plan equity   . . . . . . .        (24,081,601)    (10,520,221)       1,031,025      (23,616,762)         (81,870)

Plan equity at
     December 31, 1992  . . . .         487,242,202      48,203,690       2,945,359       134,650,918       64,371,255
                                     --------------   -------------    ------------      ------------     ------------
Transfer of assets from the
  Amended and Restated Hourly
  Employee Investment Plan of
  the Cessna Aircraft Company. .         11,314,559               -               -                 -                -

Plan equity at
  December 31, 1993  . . . . . .     $  474,475,160   $  37,683,469    $  3,976,384      $111,034,246     $ 64,289,385
                                     ==============   =============    ============      ============     ============


                                                        FUNDS
                                        ------------------------------------------
                                        FIXED         SPECIAL
                                        INCOME       DISTRIBUTION          LOAN
                                        ------       ------------          ----
Investment Income --
  Dividends   . . . . . . . . . .     $          -      $         -    $         -
  Interest  . . . . . . . . . . .       18,303,014          376,079              -
                                      ------------      -----------    -----------

                                        18,303,014          376,079              -
Add (deduct) --
Net realized gain on assets
  sold or distributed (Note 4)             312,220        (101,074)              -

Unrealized appreciation
  (depreciation)
  of assets (Note 6)  . . . . . .           25,437           37,415              -

Net gain from Special Distribution
  (Note 5)  . . . . . . . . . . .                -                -              -


Rollover contributions  . . . . .           46,908                -              -

Deposits by participants  . . . .       11,589,556                -              -

Contributions by General Dynamics
  Corporation (Note 7)  . . . . .        4,468,678         (19,896)              -

Loan repayments . . . . . . . . .          278,207                -      (640,147)

Loans issued  . . . . . . . . . .        (594,309)        (126,778)      1,352,100

Transfer between investment funds
  (Note 1)  . . . . . . . . . . .        8,846,915       12,356,468              -

Distributions to withdrawn
  participants (Note 7) . . . . .     (44,266,940)      (2,222,112)      (145,609)

Plan expenses   . . . . . . . . .        (734,358)         (35,637)              -
                                      ------------      -----------    -----------

  Increase (decrease) in
    plan equity   . . . . . . . .      (1,724,672)       10,264,465        566,344

Plan equity at
     December 31, 1992  . . . . .      232,756,133        2,874,530      1,440,317
                                      ------------      -----------    -----------
Transfer of assets from the
  Amended and Restated Hourly
  Employee Investment Plan of
  the Cessna Aircraft Company . .       11,314,559                -              -

Plan equity at
  December 31, 1993 . . . . . . .     $242,346,020      $13,138,995    $ 2,006,661
                                      ============      ===========    ===========


The accompanying notes are an integral part of this statement.

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN
                 STATEMENT OF INCOME AND CHANGES IN PLAN EQUITY
                          YEAR ENDED DECEMBER 31, 1992

                                                                                         FUNDS
                                                      ----------------------------------------------------------------------------
                                                              COMPANY STOCK
                                                      ------------------------------
                                                      PARTICIPANT-  NON-PARTICIPANT-   GOVERNMENT     DIVERSIFIED       FIXED
                                          TOTAL         DIRECTED        DIRECTED          BONDS        PORTFOLIO        INCOME
                                          -----       ------------  ----------------   ----------     -----------       ------
Investment Income --
  Dividends   . . . . . . . . .      $   2,664,877    $  1,016,640   $      34,140   $          -    $   1,614,097    $          -
  Interest  . . . . . . . . . .         30,969,032          28,332             995     10,121,555          105,439      20,599,427
                                     -------------    ------------   -------------    -----------    -------------    ------------
                                        33,633,909       1,044,972          35,135     10,121,555        1,719,536      20,599,427

Add (deduct) --
Net realized gain on assets
  sold or distributed
   (Note 4)   . . . . . . . . .         24,183,086      16,729,450         561,557        761,461        5,165,811         948,872

Unrealized appreciation
  (depreciation) of assets
  (Note 6)  . . . . . . . . . .         10,017,893      11,876,496         398,624    (2,178,395)          212,392       (277,571)

Rollover contributions  . . . .             26,682               -               -              -                -          26,682

Deposits by participants  . . .         41,303,177       3,327,685               -     10,435,832        5,501,695      22,037,965

Contributions by General Dynamics
  Corporation (Note 7). . . . .         19,261,285       1,143,005       3,087,137      4,404,856        2,120,130       8,511,342

Loan repayments . . . . . . . .             29,020          84,446               -         42,674           54,264         100,059

Loans issued  . . . . . . . . .                  -        (76,187)               -      (553,391)        (419,888)       (800,765)

Transfer between investment
  funds (Note 1). . . . . . . .                  -    (16,283,930)       (483,446)        561,037        2,921,812       9,320,781

Distributions to withdrawn
  participants (Note 7) . . . .      (105,441,723)    (13,939,592)       (653,648)   (31,918,152)     (14,513,455)    (43,183,340)

Plan expenses   . . . . . . . .        (2,018,243)       (194,168)               -      (633,683)        (325,512)       (855,996)
                                     -------------    ------------   -------------    -----------    -------------    ------------

  Increase (decrease) in plan
    equity  . . . . . . . . . .         20,995,086       3,712,177       2,945,359    (8,956,206)        2,436,785      16,427,456

Plan equity at December 31, 1991       470,419,780      44,708,631               -    144,301,418       62,611,178     218,798,553

Transfer of assets to Computer
  Sciences Corporation Savings
  Plan  . . . . . . . . . . . .        (4,172,664)       (217,118)               -      (694,294)        (676,708)     (2,469,876)
                                     -------------    ------------   -------------    -----------    -------------    ------------


Plan equity at December 31, 1992     $ 487,242,202    $ 48,203,690   $   2,945,359   $134,650,918    $  64,371,255    $232,756,133
                                     =============    ============   =============   ============    =============    ============

                                                   FUNDS
                                      ------------------------------
                                         SPECIAL
                                        DISTRIBUTION       LOAN
                                        ------------       ----
Investment Income --
  Dividends   . . . . . . . . .         $           -   $          -
  Interest  . . . . . . . . . .               113,284              -
                                        -------------    -----------
                                              113,284              -

Add (deduct) --
Net realized gain on assets
  sold or distributed
   (Note 4)   . . . . . . . . .                15,935              -

Unrealized appreciation
  (depreciation) of assets
  (Note 6)  . . . . . . . . . .              (13,653)              -

Rollover contributions  . . . .                     -              -

Deposits by participants  . . .                     -              -

Contributions by General Dynamics
  Corporation (Note 7). . . . .               (5,185)              -

Loan repayments . . . . . . . .                     -      (252,423)

Loans issued  . . . . . . . . .              (48,869)      1,899,100

Transfer between investment
  funds (Note 1). . . . . . . .             3,963,746              -

Distributions to withdrawn
  participants (Note 7) . . . .           (1,027,176)      (206,360)

Plan expenses   . . . . . . . .               (8,884)              -
                                        -------------    -----------

  Increase (decrease) in plan
    equity  . . . . . . . . . .             2,989,198      1,440,317

Plan equity at December 31, 1991                    -              -

Transfer of assets to Computer
  Sciences Corporation Savings
  Plan  . . . . . . . . . . . .             (114,668)              -
                                        -------------    -----------


Plan equity at December 31, 1992        $   2,874,530   $  1,440,317
                                        =============   ============


             The accompanying notes are an integral part of this statement.

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN
                 STATEMENT OF INCOME AND CHANGES IN PLAN EQUITY
                          YEAR ENDED DECEMBER 31, 1991

                                                                                            FUNDS
                                                          ------------------------------------------------------------------------
                                                               COMPANY           GOVERNMENT        DIVERSIFIED          FIXED
                                              TOTAL             STOCK              BONDS            PORTFOLIO           INCOME
                                              -----            -------           ----------        -----------          ------
Investment Income --
    Dividends   . . . . . . . .         $     2,469,074   $       806,105    $             -    $     1,662,969     $            -
    Interest  . . . . . . . . .              30,800,723            26,542         11,093,908            235,986         19,444,287
                                        ---------------   ---------------    ---------------    ---------------     --------------
                                             33,269,797           832,647         11,093,908          1,898,955         19,444,287

Add (deduct) --

Net realized gain (loss) on securities
    sold or distributed (Note 4)              7,201,315         (431,619)          1,273,305          5,914,417            445,212
Unrealized appreciation of investments
    (Note 6)  . . . . . . . . .              33,477,586        23,541,877          2,044,055          7,641,043            250,611

Deposits by participants  . . .              43,001,432         3,188,057         11,082,372          5,453,470         23,277,533

Contributions by General Dynamics
    Corporation (Note 7)  . . .              20,123,874         2,925,937          5,022,944          2,314,189          9,860,804

Transfer between investment
    funds (Note 1). . . . . . .                       -          (85,612)        (1,869,385)        (1,279,575)          3,234,572

Distributions to withdrawn
    participants (Note 7)   . .            (77,265,642)       (5,091,865)       (27,107,067)       (10,698,982)       (34,367,728)

Plan expenses . . . . . . . . .             (2,456,893)         (157,134)          (812,542)          (488,762)          (998,455)
                                        ---------------   ---------------    ---------------    ---------------     --------------

    Increase (decrease) in plan equity       57,351,469        24,722,288            727,590         10,754,755         21,146,836

Plan equity at December 31, 1990            413,068,311        19,986,343        143,573,828         51,856,423        197,651,717
                                        ---------------   ---------------    ---------------    ---------------     --------------

Plan equity at December 31, 1991        $   470,419,780   $    44,708,631    $   144,301,418    $    62,611,178     $  218,798,553
                                        ===============   ===============    ===============    ===============     ==============


The accompanying notes are an integral part of this statement.

                                                                      SCHEDULE I

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN
            COMBINED STATEMENT OF INVESTMENTS OF MASTER TRUST FUNDS
                                DECEMBER 31, 1993

                                                                   NUMBER OF
                                                                   SHARES OR                               QUOTED
                                                                   PRINCIPAL                               MARKET
                                                                     AMOUNT             COST                VALUE
                                                                   -----------    ----------------    ----------------
GOVERNMENT BONDS FUND:

U.S. TREASURY INVESTMENTS
U.S. Treasury Notes 5.750% due March 31, 1994 . . . . . .           15,000,000         $15,104,883    $      15,093,750
U.S. Treasury Notes 7.000% due May 15, 1994 . . . . . . .           10,000,000          10,264,453           10,129,700
U.S. Treasury Notes 8.625% due August 15, 1994  . . . . .           10,000,000          10,653,516           10,310,900
U.S. Treasury Notes 6.875% due August 15, 1994  . . . . .           25,000,000          25,607,031           25,515,500
U.S. Treasury Notes 4.000% due September 30, 1994 . . . .           10,000,000          10,056,250           10,034,400
U.S. Treasury Notes 8.500% due September 30, 1994 . . . .            5,000,000           5,285,000            5,179,700
U.S. Treasury Notes 4.250% due October 31, 1994 . . . . .            9,900,000           9,988,945            9,954,153
U.S. Treasury Notes 4.250% due January 31, 1995 . . . . .           19,900,000          20,043,602           20,005,669
U.S. Treasury Notes 3.875% due April 30, 1995 . . . . . .            9,900,000           9,937,125            9,893,763
U.S. Treasury Notes 3.875% due September 30, 1995 . . . .           10,000,000          10,019,140            9,959,400
U.S. Treasury Notes 4.250% due May 15, 1996 . . . . . . .           10,000,000           9,993,750            9,968,700
U.S. Treasury Notes 6.875% due October 31, 1996 . . . . .           16,000,000          17,086,250           16,982,560
U.S. Treasury Notes 6.875% due April 30, 1997 . . . . . .           16,000,000          17,030,000           17,052,480
U.S. Treasury Notes 5.750% due October 31, 1997 . . . . .           22,000,000          22,488,125           22,642,840
U.S. Treasury Notes 5.125% due April 30, 1998 . . . . . .           13,800,000          13,995,433           13,830,222
U.S. Treasury Notes 4.750% due August 31, 1998  . . . . .           14,000,000          13,950,938           13,768,160
U.S. Treasury Notes 6.375% due January 15, 1999 . . . . .           13,300,000          14,182,888           13,958,749
                                                                                  ----------------    -----------------

Total U.S. Treasury Investments   . . . . . . . . . . . .                         $    235,687,329    $     234,280,646
                                                                                  ----------------    -----------------

U.S. TREASURY BONDS

U.S. Treasury Bond 4.250% due July 31, 1995 . . . . . . .            9,900,000    $      9,993,973    $       9,926,334
                                                                                  ----------------    -----------------

MORTGAGE
U.S. Dept. Veterans Mtg. Trust 7.000%
        due September 15, 2015  . . . . . . . . . . . . .           10,000,000    $      9,710,938    $      10,315,600
                                                                                  ----------------    -----------------
The Northern Trust Company
    Collective Short-Term Investment Fund   . . . . . . .           15,720,680    $     15,720,680    $      15,720,680
U.S. Treasury Bills due January 27, 1994  . . . . . . . .           10,000,000           9,970,800            9,981,100
                                                                                  ----------------    -----------------
Total Temporary Investments . . . . . . . . . . . . . . .                         $     25,691,480    $      25,701,780
                                                                                  ----------------    -----------------
INCOME RECEIVABLE   . . . . . . . . . . . . . . . . . . .                         $      3,792,818    $       3,792,818
                                                                                  ----------------    -----------------
TOTAL GOVERNMENT BONDS FUND   . . . . . . . . . . . . . .                         $    284,876,538    $     284,017,178
                                                                                  ================    =================
PROPORTIONATE INTEREST  . . . . . . . . . . . . . . . . .                         $    111,079,230    $     111,968,336
                                                                                  ================    =================

                                                                   NUMBER OF
                                                                   SHARES OR                               QUOTED
                                                                   PRINCIPAL                               MARKET
                                                                     AMOUNT             COST                VALUE
                                                                   -----------    ----------------    ----------------
DIVERSIFIED PORTFOLIO FUND:
    COMMON STOCKS
        AEROSPACE
Allied Signal Incorporated  . . . . . . . . . . . . . . .               45,500    $      2,451,159    $       3,594,500
Grumman Corporation . . . . . . . . . . . . . . . . . . .                1,800              66,253               71,100
Lockheed Corporation  . . . . . . . . . . . . . . . . . .                1,000              69,096               68,250
McDonnell Douglas Corporation . . . . . . . . . . . . . .                  200              18,356               21,400
Raytheon Company  . . . . . . . . . . . . . . . . . . . .               12,400             557,341              818,400
Rockwell International Corporation  . . . . . . . . . . .               20,100             524,003              746,213
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $      3,686,208    $       5,319,863
                                                                                  ----------------    -----------------

        AUTOMOTIVE
Chrysler Corporation  . . . . . . . . . . . . . . . . . .              115,300    $      5,876,111    $       6,139,725
Ford Motor Company  . . . . . . . . . . . . . . . . . . .               11,900             510,967              767,550
General Motors Corporation  . . . . . . . . . . . . . . .               60,200           2,140,160            3,303,475
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $      8,527,238    $      10,210,750
                                                                                  ----------------    -----------------

        BUILDING
Masco Corporation   . . . . . . . . . . . . . . . . . . .               40,400    $      1,064,436    $       1,494,800
                                                                                  ----------------    -----------------

        CHEMICALS
Du Pont (E.I.) De Nemours & Company   . . . . . . . . . .               42,300    $      2,027,113    $       2,040,975
Eastman Kodak Company . . . . . . . . . . . . . . . . . .               30,800           1,578,132            1,732,500
Ethyl Corporation   . . . . . . . . . . . . . . . . . . .               35,500             671,427              621,250
Union Carbide Corporation   . . . . . . . . . . . . . . .               75,376           1,322,627            1,599,814
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $      5,599,299    $       5,994,539
                                                                                  ----------------    -----------------

        ELECTRONICS
Advanced Micro Devices, Incorporated  . . . . . . . . . .               61,800    $      1,351,049    $       1,096,950
General Electric Company  . . . . . . . . . . . . . . . .               12,800           1,033,169            1,342,400
General Signal Corporation  . . . . . . . . . . . . . . .               29,200             892,388            1,003,750
Harris Corporation  . . . . . . . . . . . . . . . . . . .                4,500             167,974              204,750
TSL Hldgs Incorporated  . . . . . . . . . . . . . . . . .                  330                   0                   10
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $      3,444,580    $       3,647,860
                                                                                  ----------------    -----------------

      ENERGY
Baker Hughes Incorporated   . . . . . . . . . . . . . . .               48,100    $      1,014,197    $         962,000
Centerior Energy Corporation  . . . . . . . . . . . . . .               47,000             877,001              622,750
Chevron Corporation . . . . . . . . . . . . . . . . . . .                7,200             651,813              627,300
Enron Corporation . . . . . . . . . . . . . . . . . . . .               21,700             704,175              629,300
Exxon Corporation   . . . . . . . . . . . . . . . . . . .               64,200           4,028,736            4,052,625
Mobil Corporation . . . . . . . . . . . . . . . . . . . .               23,100           1,750,157            1,827,788
Phillips Petroleum Company  . . . . . . . . . . . . . . .               10,400             330,304              301,600

                                                                   NUMBER OF
                                                                   SHARES OR                               QUOTED
                                                                   PRINCIPAL                               MARKET
                                                                     AMOUNT             COST                VALUE
                                                                   -----------    ----------------    ----------------
        ENERGY
Royal Dutch Petroleum Company . . . . . . . . . . . . . .               28,500    $      2,735,267    $       2,974,688
Schlumberger Limited  . . . . . . . . . . . . . . . . . .               60,300           3,630,835            3,565,238
Tenneco, Incorporated . . . . . . . . . . . . . . . . . .               36,800           1,387,522            1,936,600
Ultramar Corporation  . . . . . . . . . . . . . . . . . .                6,900             121,689              175,088
Western Resorts Incorporated  . . . . . . . . . . . . . .                8,800             304,128              306,900
                                                                                  ----------------    -----------------
            Total   . . . . . . . . . . . . . . . . . . .                         $     17,535,824    $      17,981,877
                                                                                  ----------------    -----------------

        FINANCIAL SERVICES
Aetna Life & Casualty Company   . . . . . . . . . . . . .                7,100    $        321,258    $         428,663
AMBAC Incorporated  . . . . . . . . . . . . . . . . . . .                3,600             163,624              151,200
American Express Company  . . . . . . . . . . . . . . . .               39,900           1,152,449            1,231,913
American International Group, Incorporated  . . . . . . .               57,800           4,566,095            5,071,950
Bank America Corporation  . . . . . . . . . . . . . . . .               18,440             720,496              855,155
Banker's Trust New York Corporation . . . . . . . . . . .                  800              55,606               63,300
Capital Holding Corporation   . . . . . . . . . . . . . .               20,000             752,269              742,500
Central Fidelity Banks, Incorporated  . . . . . . . . . .               17,100             479,988              474,525
Chemical Banking Corporation  . . . . . . . . . . . . . .               98,200           3,954,602            3,940,275
Citicorp  . . . . . . . . . . . . . . . . . . . . . . . .               70,400           2,527,414            2,596,000
Comerica, Incorporated  . . . . . . . . . . . . . . . . .               16,900             449,056              449,963
Dean Witter Discover & Company  . . . . . . . . . . . . .                7,600             293,295              263,150
Dreyfus Corporation   . . . . . . . . . . . . . . . . . .                9,500             376,942              427,500
Federal National Mortgage Association   . . . . . . . . .              145,100          10,237,446           11,390,350
First Bank System, Incorporated   . . . . . . . . . . . .              101,800           3,073,939            3,130,350
First Chicago Corporation . . . . . . . . . . . . . . . .               12,100             508,756              523,325
First Commerce Corporation  . . . . . . . . . . . . . . .                  200               7,300                6,281
First Tennessee National Corporation  . . . . . . . . . .                  800              30,000               30,800
First Union Corporation . . . . . . . . . . . . . . . . .               28,400           1,151,193            1,171,500
Fleet Financial Group Incorporated  . . . . . . . . . . .               28,100             841,879              937,838
General RE Corporation  . . . . . . . . . . . . . . . . .               26,700           3,002,118            2,856,900
Golden West Financial Corporation   . . . . . . . . . . .               12,700             529,033              495,300
Mercantile Bankshares Corporation . . . . . . . . . . . .               31,200             612,102              596,700
Mercury General Corporation . . . . . . . . . . . . . . .                4,300             127,925              129,000
Merrill Lynch & Company, Incorporated   . . . . . . . . .              294,000           9,499,960           12,348,000
Morgan Stanley Group Incorporated   . . . . . . . . . . .               40,500           2,383,392            2,865,375
Nations Bank Corporation  . . . . . . . . . . . . . . . .               68,700           3,268,974            3,366,300
Norwest Corporation   . . . . . . . . . . . . . . . . . .              353,600           7,748,644            8,619,000
Primerica Corporation . . . . . . . . . . . . . . . . . .              125,900           4,627,612            3,918,638
Progressive Corporation . . . . . . . . . . . . . . . . .               51,900           2,188,587            2,101,950
Southtrust Corporation  . . . . . . . . . . . . . . . . .               10,600             198,767              201,400
Student Loan Marketing Association  . . . . . . . . . . .              194,900          11,425,062            8,746,138
Travelers Incorporated  . . . . . . . . . . . . . . . . .                7,800             363,394              303,225
UNUM Corporation  . . . . . . . . . . . . . . . . . . . .               29,100           1,516,940            1,527,750
Wilmington Trust Corporation  . . . . . . . . . . . . . .               32,400             891,997              850,500
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $     80,048,114    $      82,812,714
                                                                                  ----------------    -----------------

                                                                   NUMBER OF
                                                                   SHARES OR                               QUOTED
                                                                   PRINCIPAL                               MARKET
                                                                     AMOUNT             COST                VALUE
                                                                   -----------    ----------------    ----------------
        FOOD
CPC International Incorporated  . . . . . . . . . . . . .               23,800    $      1,013,429    $       1,133,475
General Mills, Incorporated . . . . . . . . . . . . . . .                4,700             285,931              285,525
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $      1,299,360    $       1,419,000
                                                                                  ----------------    -----------------

        HEALTH/PERSONAL CARE
Abbott Laboratories . . . . . . . . . . . . . . . . . . .               83,600    $      2,094,601    $       2,476,650
Alza Corporation  . . . . . . . . . . . . . . . . . . . .               35,600           1,226,011            1,005,700
American Home Products Corporation  . . . . . . . . . . .               18,500           1,235,159            1,197,875
Chiron Corporation  . . . . . . . . . . . . . . . . . . .                5,800             454,724              487,200
Columbia/HCA Healthcare Corporation . . . . . . . . . . .                  100               2,856                3,313
Gensia Pharmaceuticals Incorporated   . . . . . . . . . .               27,200             860,609              673,200
International Flavors & Fragrances Incorporated   . . . .               14,400           1,528,339            1,638,000
Johnson & Johnson   . . . . . . . . . . . . . . . . . . .               31,200           1,490,458            1,400,100
Merck & Company Incorporated  . . . . . . . . . . . . . .              117,400           3,616,855            4,035,625
Pfizer Incorporated   . . . . . . . . . . . . . . . . . .               31,900           2,225,708            2,201,100
Schering-Plough Corporation . . . . . . . . . . . . . . .               26,500           1,573,050            1,815,250
United Healthcare Corporation   . . . . . . . . . . . . .              111,800           5,163,886            8,482,825
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $     21,472,256    $      25,416,838
                                                                                  ----------------    -----------------

        HOUSEHOLD PRODUCTS
Black & Decker Corporation  . . . . . . . . . . . . . . .               23,500    $        460,163    $         464,125
Coca Cola Company   . . . . . . . . . . . . . . . . . . .              117,800           4,845,300            5,256,825
Pepsico, Incorporated   . . . . . . . . . . . . . . . . .               79,100           2,853,383            3,233,213
Philip Morris Companies Incorporated  . . . . . . . . . .               88,900           5,698,800            4,945,063
Procter & Gamble Company  . . . . . . . . . . . . . . . .               53,400           2,466,366            3,043,800
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $     16,324,012    $      16,943,026
                                                                                  ----------------    -----------------

        LEISURE/COMMUNICATIONS
CBS Incorporated  . . . . . . . . . . . . . . . . . . . .                4,900    $      1,302,853    $       1,413,650
Capital Cities, ABC, Incorporated . . . . . . . . . . . .                4,100           1,809,542            2,539,950
Carnival Corporation  . . . . . . . . . . . . . . . . . .               19,200             546,453              909,600
Comcast Corporation . . . . . . . . . . . . . . . . . . .               63,500           1,809,761            2,286,000
General Instr Corporation . . . . . . . . . . . . . . . .               13,800             730,944              779,700
LIN Broadcasting Corporation  . . . . . . . . . . . . . .               14,700           1,645,126            1,624,350
Mirage Resorts Incorporated . . . . . . . . . . . . . . .              111,550           2,467,921            2,663,256
QUALCOMM Incorporated . . . . . . . . . . . . . . . . . .                  500              29,337               26,500
Synoptics Communications Incorporated . . . . . . . . . .               17,800             486,664              496,175
Tele-Communications, Incorporated   . . . . . . . . . . .              132,900           2,274,388            4,020,225
Time Warner Incorporated  . . . . . . . . . . . . . . . .               41,500           1,672,075            1,836,375
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $     14,775,064    $      18,595,781
                                                                                  ----------------    -----------------

                                                                   NUMBER OF
                                                                   SHARES OR                               QUOTED
                                                                   PRINCIPAL                               MARKET
                                                                     AMOUNT             COST                VALUE
                                                                   -----------    ----------------    ----------------
        MACHINERY
Caterpillar Incorporated  . . . . . . . . . . . . . . . .                4,100    $        234,008    $         364,900
                                                                                  ----------------    -----------------

        MERCHANDISING
Autozone Incorporated . . . . . . . . . . . . . . . . . .               26,900    $      1,318,064    $       1,540,025
Charming Shoppes, Incorporated  . . . . . . . . . . . . .               27,300             377,762              324,188
Circuit City Stores, Incorporated . . . . . . . . . . . .              161,000           4,056,077            3,501,750
Dayton - Hudson Corporation   . . . . . . . . . . . . . .               19,400           1,353,335            1,292,525
Dillard Department Stores, Incorporated . . . . . . . . .               16,800             628,299              638,400
Home Depot Incorporated . . . . . . . . . . . . . . . . .              181,000           7,225,736            7,149,500
Limited Incorporated  . . . . . . . . . . . . . . . . . .              176,900           4,110,424            3,007,300
May Department Stores Company . . . . . . . . . . . . . .               72,100           3,037,083            2,838,938
Melville Corporation  . . . . . . . . . . . . . . . . . .               73,900           3,347,503            3,002,188
TJX Cos Incorporated  . . . . . . . . . . . . . . . . . .               21,400             610,665              623,275
Wal-Mart Stores, Incorporated   . . . . . . . . . . . . .               43,200           1,173,860            1,080,000
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $     27,238,808    $      24,998,089
                                                                                  ----------------    -----------------

        METALS
Aluminum Company of America . . . . . . . . . . . . . . .               17,300    $      1,205,774    $       1,200,188
Freeport McMoran Copper Incorporated  . . . . . . . . . .               53,900           1,097,001            1,347,500
Phelps Dodge Corporation  . . . . . . . . . . . . . . . .                5,800             253,246              282,750
Reynolds Metals Company . . . . . . . . . . . . . . . . .                1,900              84,992               86,213
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $      2,641,013    $       2,916,651
                                                                                  ----------------    -----------------

        MISCELLANEOUS
Aviall Incorporated . . . . . . . . . . . . . . . . . . .                1,300    $         14,892    $          19,825
Cooper Industries, Incorporated . . . . . . . . . . . . .               31,400           1,573,879            1,546,450
Crown Cork & Seal Company, Incorporated   . . . . . . . .               35,700           1,227,091            1,494,938
Astra   . . . . . . . . . . . . . . . . . . . . . . . . .               37,500             738,015              856,200
ITT Corporation   . . . . . . . . . . . . . . . . . . . .               18,200           1,487,673            1,660,750
Omnicom Group Incorporated  . . . . . . . . . . . . . . .                2,100              79,401               97,125
Owens Corning Fiberglass Corporation  . . . . . . . . . .               12,600             528,707              559,125
Ryder System, Incorporated  . . . . . . . . . . . . . . .                5,200              88,896              137,800
Simon PPTY Group Incorporated . . . . . . . . . . . . . .               68,000           1,513,000            1,538,500
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $      7,251,554    $       7,910,713
                                                                                  ----------------    -----------------

        OFFICE EQUIPMENT
International Business Machines Corporation . . . . . . .                7,800    $        412,257    $         440,700
Microsoft Corporation . . . . . . . . . . . . . . . . . .               65,225           5,096,940            5,258,766
Novell Incorporated . . . . . . . . . . . . . . . . . . .               76,900           1,890,193            1,595,675
Office Depot Incorporated . . . . . . . . . . . . . . . .               29,600             970,773              995,300
Sun Microsystems Incorporated . . . . . . . . . . . . . .               59,700           1,569,088            1,738,763
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $      9,939,251    $      10,029,204
                                                                                  ----------------    -----------------


                                                                   NUMBER OF
                                                                   SHARES OR                               QUOTED
                                                                   PRINCIPAL                               MARKET
                                                                     AMOUNT             COST                VALUE
                                                                   -----------    ----------------    ----------------
      PAPER PRODUCTS
Champion International Corporation  . . . . . . . . . . .               23,700    $        725,968    $         790,988
Georgia-Pacific Corporation . . . . . . . . . . . . . . .               11,700             712,089              804,375
International Paper Company   . . . . . . . . . . . . . .                1,400              91,348               94,850
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $      1,529,405    $       1,690,213
                                                                                  ----------------    -----------------

        PRINTING AND PUBLISHING
Bowater Incorporated  . . . . . . . . . . . . . . . . . .               23,000    $        459,673    $         529,000
Gannett Company, Incorporated . . . . . . . . . . . . . .               18,100             891,671            1,036,225
Knight-Ridder Incorporated  . . . . . . . . . . . . . . .               10,600             574,918              633,350
Times Mirror Company  . . . . . . . . . . . . . . . . . .                5,500             170,830              183,563
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $      2,097,092    $       2,382,138
                                                                                  ----------------    -----------------

        PUBLIC UTILITIES
American Electric Power Company, Incorporated . . . . . .               35,600    $      1,321,214    $       1,321,650
American Telephone & Telegraph Company  . . . . . . . . .               78,700           3,791,757            4,131,750
Ameritech Corporation . . . . . . . . . . . . . . . . . .               12,500           1,052,067              959,375
Baltimore Gas and Electric Company  . . . . . . . . . . .                9,100             228,346              230,913
GTE Corporation . . . . . . . . . . . . . . . . . . . . .               41,000           1,508,841            1,435,000
Gulf States Utilities Company   . . . . . . . . . . . . .               61,700             852,636            1,249,425
MCI Communications Corporation  . . . . . . . . . . . . .              230,700           5,375,029            6,517,275
Southern Company  . . . . . . . . . . . . . . . . . . . .               30,500           1,302,971            1,345,813
Sonat Incorporated  . . . . . . . . . . . . . . . . . . .               23,600             680,445              681,450
Sprint Corporation  . . . . . . . . . . . . . . . . . . .               44,300           1,514,047            1,539,425
Texas Utilities Company . . . . . . . . . . . . . . . . .               40,100           1,747,394            1,734,325
U.S. West . . . . . . . . . . . . . . . . . . . . . . . .               74,400           2,817,032            3,413,100
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $     22,191,779    $      24,559,501
                                                                                  ----------------    -----------------

        RUBBER
Cooper Tire & Rubber Company  . . . . . . . . . . . . . .               32,700    $        763,312    $         817,500
Goodyear Tire & Rubber Company  . . . . . . . . . . . . .               10,500             436,957              480,375
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $      1,200,269    $       1,297,875
                                                                                  ----------------    -----------------

        SERVICE INDUSTRIES
ADR Vodafone Group PLC Sponsored  . . . . . . . . . . . .               28,800    $      2,333,665    $       2,570,400
ADT Limited . . . . . . . . . . . . . . . . . . . . . . .               14,900             367,229              132,238
ADT Limited Warrants  . . . . . . . . . . . . . . . . . .                2,483              15,048                2,016
Browning-Ferris Industries, Inc.  . . . . . . . . . . . .               64,800           1,570,783            1,668,600
Chemical Waste Management Incorporated  . . . . . . . . .               56,200           1,006,853              463,650
IMC Fertilizer Group Incorporated   . . . . . . . . . . .               13,200             616,370              598,950
Service Corporation International . . . . . . . . . . . .               27,700             681,497              727,125
SPS Transaction Services Incorporated . . . . . . . . . .                  100               5,838                6,025
Walt Disney Company . . . . . . . . . . . . . . . . . . .               49,600           2,071,663            2,114,200
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $      8,668,946    $       8,283,204
                                                                                  ----------------    -----------------


                                                                   NUMBER OF
                                                                   SHARES OR                               QUOTED
                                                                   PRINCIPAL                               MARKET
                                                                     AMOUNT             COST                VALUE
                                                                   -----------    ----------------    ----------------
        TECHNOLOGY
Amgen Incorporated  . . . . . . . . . . . . . . . . . . .               11,300    $        438,759    $         559,350
Cisco System Incorporated . . . . . . . . . . . . . . . .               65,700           3,202,205            4,245,863
Electronic Arts . . . . . . . . . . . . . . . . . . . . .                4,900             165,778              147,000
Hewlett-Packard Company . . . . . . . . . . . . . . . . .               30,800           2,374,732            2,433,200
Intel Corporation . . . . . . . . . . . . . . . . . . . .              223,300           9,353,544           13,844,600
Motorola Incorporated . . . . . . . . . . . . . . . . . .              124,900           8,629,009           11,522,025
Northern Telecom Limited  . . . . . . . . . . . . . . . .               27,900             725,740              861,413
Oracle Systems Corporation  . . . . . . . . . . . . . . .               99,000           3,019,900            2,846,250
Xilinx Incorporated . . . . . . . . . . . . . . . . . . .                4,200             144,146              200,550
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $     28,053,813    $      36,660,251
                                                                                  ----------------    -----------------

        TRANSPORTATION
AMR Corporation   . . . . . . . . . . . . . . . . . . . .                2,700    $        190,043    $         180,900
CSX Corporation . . . . . . . . . . . . . . . . . . . . .               12,700             958,722            1,039,813
MESA Airlines . . . . . . . . . . . . . . . . . . . . . .               30,100             602,457              534,275
Southwest Airlines Company  . . . . . . . . . . . . . . .               54,600           1,685,991            2,040,675
Union Pacific Corporation   . . . . . . . . . . . . . . .               14,200             881,671              889,261
                                                                                  ----------------    -----------------
        Total   . . . . . . . . . . . . . . . . . . . . .                         $      4,318,884    $       4,684,924
                                                                                  ----------------    -----------------

Total Common Stocks   . . . . . . . . . . . . . . . . . .                         $    289,141,213    $     315,614,711
                                                                                  ----------------    -----------------

        COMMINGLED FUNDS
Wells Fargo Bank Index Fund   . . . . . . . . . . . . . .              726,970    $     54,126,701    $      74,852,410
                                                                                  ----------------    -----------------

TOTAL EQUITIES  . . . . . . . . . . . . . . . . . . . . .                         $    343,267,914    $     390,467,121
                                                                                  ----------------    -----------------

        TEMPORARY INVESTMENTS
The Northern Trust Company
    Collective Short-Term Investment Fund   . . . . . . .            9,489,021    $      9,489,021    $       9,489,021
Wells Fargo Bank Money Market Fund  . . . . . . . . . . .                   39                  39                   39
Tandon Computer Purchase Coupon   . . . . . . . . . . . .                5,248                   -                1,837
                                                                                  ----------------    -----------------
        Total Temporary Investments   . . . . . . . . . .                         $      9,489,060    $       9,490,897
                                                                                  ----------------    -----------------

INCOME RECEIVABLE   . . . . . . . . . . . . . . . . . . .                         $        437,954    $         437,954
                                                                                  ----------------    -----------------
TOTAL DIVERSIFIED PORTFOLIO FUND  . . . . . . . . . . . .                         $    353,194,928    $     400,395,972
                                                                                  ================    =================
PROPORTIONATE INTEREST  . . . . . . . . . . . . . . . . .                         $     52,561,902    $      64,322,390
                                                                                  ================    =================


FIXED INCOME FUND:

                                                                                                  QUOTED
                                                                 INTEREST RATE     MATURITY       MARKET
    INVESTMENT CONTRACTS                                         AS OF 12/31/93      DATE          VALUE
    --------------------                                         --------------    --------  -----------------

Aetna Life and Casualty Company . . . . . . . . . . . . . .          10.0%          1/3/00   $      84,944,607
Aetna Life and Casualty Company . . . . . . . . . . . . . .           7.1%            Open         359,638,776
Metropolitan Life Insurance Company . . . . . . . . . . . .           7.8%            Open         373,685,311
The Prudential Insurance Company of America . . . . . . . .           9.9%          5/1/98          83,091,023
The Prudential Insurance Company of America . . . . . . . .           9.7%         8/31/00          41,250,835
The Prudential Insurance Company of America . . . . . . . .           9.8%         8/31/00          61,904,532
The Prudential Insurance Company of America . . . . . . . .          10.3%          6/5/99          55,597,953
The Prudential Insurance Company of America . . . . . . . .           7.3%            Open         361,402,231
The Travelers Insurance Company . . . . . . . . . . . . . .          12.6%          7/1/95         180,605,141
The Travelers Insurance Company . . . . . . . . . . . . . .          14.0%         1/31/94           1,324,661
The Travelers Insurance Company . . . . . . . . . . . . . .           8.2%          2/1/97           3,985,763
The Travelers Insurance Company . . . . . . . . . . . . . .           9.7%          2/1/96           3,265,367
The Travelers Insurance Company . . . . . . . . . . . . . .           9.3%          2/1/98           3,438,265
                                                                                             -----------------
Total Insurance Contracts . . . . . . . . . . . . . . . . .                                  $   1,614,134,465
                                                                                             -----------------

TEMPORARY INVESTMENTS
The Northern Trust Company
Collective Short-Term Investment Fund . . . . . . . . . . .                                  $      14,667,411
                                                                                             -----------------
INCOME RECEIVABLE . . . . . . . . . . . . . . . . . . . . .                                  $          28,461
                                                                                             -----------------
TOTAL FIXED INCOME FUND   . . . . . . . . . . . . . . . . .                                  $   1,628,830,337
                                                                                             =================
PROPORTIONATE INTEREST  . . . . . . . . . . . . . . . . . .                                  $     241,498,877
                                                                                             =================


SPECIAL DISTRIBUTION FUND:

                                                                   NUMBER OF
                                                                   SHARES OR                               QUOTED
                                                                   PRINCIPAL                               MARKET
                                                                     AMOUNT              COST               VALUE
                                                                 ---------------  ---------------     ----------------

The Northern Trust Company
    Collective Short-Term Investment Fund   . . . . . . .          47,509,803     $    47,509,803     $     47,509,803
INCOME RECEIVABLE . . . . . . . . . . . . . . . . . . . .                                 126,119              126,119
                                                                                  ---------------     ----------------
TOTAL SPECIAL DISTRIBUTION FUND . . . . . . . . . . . . .                         $    47,635,922     $     47,635,922
                                                                                  ===============     ================
PROPORTIONATE INTEREST  . . . . . . . . . . . . . . . . .                         $    13,192,341     $     13,192,341
                                                                                  ===============     ================


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN

                         NOTES TO FINANCIAL STATEMENTS

(1)     INVESTMENT OPTIONS

        The General Dynamics Corporation Hourly Employees Savings and Stock Investment Plan (the "Plan") has eight (8) investment options:

                (i) 33 1/3% Government Bonds Fund, 33 1/3% Diversified Portfolio Fund (equity securities of issues other than General Dynamics Corporation) and 33 1/3% Company Stock Fund (General Dynamics Corporation common stock).

               (ii)  33 1/3% Government Bonds Fund and 66 2/3% Company Stock
                     Fund.

              (iii) 33 1/3% Government Bonds Fund and 66 2/3% Diversified Portfolio Fund.

               (iv)  100% Government Bonds Fund.

                (v) 33 1/3% Fixed Income Fund (consists primarily of investment contracts with one or more insurance companies which guarantee a minimum rate of return over a specified period) and 66 2/3% Diversified Portfolio Fund.

               (vi)  33 1/3% Fixed Income Fund and 66 2/3% Company Stock Fund.

              (vii)  100% Fixed Income Fund.

             (viii)  100% Company Stock Fund.

        Nonunion hourly and union hourly active or employed inactive participants who are members of unions that have adopted the loan provisions pursuant to collective bargaining agreements are permitted to borrow up to 50% of the vested amount in their accounts in accordance with the specific provisions of the Plan. Participants may repay the loan by regular payroll deductions over a period of up to four years.

        Prior to April 1, 1991, General Dynamics Corporation (the "Company") matched participant contributions at a rate of $.50 for each $1.00 of such participant contributions. Both participant and related Company contributions to the Plan were invested in the same investment option.

        Effective April 1, 1991, the Company matching contribution provisions of the Plan were changed to provide that certain plan members not covered by collective bargaining agreements could select a new investment option, Option 8, under which the Company will match participant contributions at a rate of $1.00 for each $1.00 of participant contributions if the participant chooses to invest 100% of the participant's contributions in the Company Stock Fund. Contributions invested in the Company Stock Fund must be held in that fund for five years before becoming eligible for transfer to any other fund. Furthermore, post-March 31, 1991, investments of any sort in the Company Stock Fund may not be withdrawn until they have been held in the Plan for at least five plan years. In addition, for the nonrepresented plan members who do not elect Option 8, the 50% Company matching contribution remains unchanged. All Company matching contributions made after March 31, 1991, will be invested in Company Stock. Any amounts forfeited in accordance with provisions of the Plan are applied to reduce subsequent Company contributions.

        Also, with respect to participants who are eligible for selection of new investment Option 8, another series of plan provisions has been added:

              (i) Investment fund transfer rules were expanded on April 1, 1991, to allow all plan members to elect one fund transfer per calendar year. Participants may transfer both their contributions and the Company's contributions invested in any fund to any other investment fund, except as follows:

                      -  transfers may not be made from the Fixed Income Fund,

                      - funds may not be transferred into and out of the same investment fund during a transfer, and

                      - all investments in Company common stock must be held for five plan years before they may be transferred.

                   Transfers from the Company Stock Fund may only be initiated after January 1, 1993, or such other date as may be provided by the applicable collective bargaining agreement.

              (ii) In addition, all investments made in the Company Stock Fund after March 31, 1991 (or such other date as provided by the applicable collective bargaining agreement) must be held for five Plan years before they may be withdrawn or borrowed.

        Effective January 1, 1992, certain Plan members at the Air Defense Systems and Electronics Divisions became eligible to make before-tax matched and unmatched contributions to the Plan through salary deferral, pursuant to
Section 401(k) of the Internal Revenue Code. The matched and unmatched contributions may not exceed the maximum percentages of base earnings specified in the collective bargaining agreements. Similar provisions became effective on July 1, 1992, for the union plan members at the Abilene, Texas facility of the Company's Fort Worth Division.

        These plan members also became eligible to select Option 8, under which 100% of their contributions to the Plan are invested in Company common stock. Participants selecting Option 8 receive a higher Company matching contribution of 100% also invested in Company Stock. In addition, for the eligible members who do not elect Option 8, the 50% Company matching contributions remain unchanged but are invested in Company Stock. These participants are covered by the new fund transfer and withdrawal rules and may borrow against vested account balances.

        Prior to January 1, 1988, investments purchased with each year's Company contributions did not vest in the member until they had remained in the member's account for three full calendar years or upon earlier termination of employment by reason of death, retirement, layoff (for four consecutive weeks), permanent or total disability or involuntary entry into military service. Effective January 1, 1988, all non-union plan members and certain members covered by collective bargaining agreements with the Company (principally employees of the Company's Convair, Fort Worth and Space
Systems Divisions), will become fully vested in all investments purchased with Company contributions upon the earlier of completion of five years of continuous service with the Company or death, retirement, layoff (for four consecutive weeks), permanent or total disability or involuntary entry into military service. This change became effective for all other members covered by collective bargaining units no later than January 1, 1989.

        Effective January 1, 1991, April 1, 1991 and January 1, 1992, certain other plan members covered by various collective bargaining agreements became eligible to make additional matched and unmatched contributions to the Plan. These additional contributions may not exceed the maximum percentages of base earnings specified in the collective bargaining agreements.

        Prior to December 3, 1991, if the Company made any distributions with respect to Company Stock held under the Plan, all such distributions would have been used to acquire additional shares of Company Stock for the accounts of those members with interests in the Company Stock Fund. Effective December 3, 1991, the Plan was amended applicable to non-union members of the Plan to provide that any Special Distributions payable with respect to Company Stock allocated to participant accounts would be credited to the participants in a new investment fund, the Special Distribution Fund, rather than being automatically reinvested in additional shares of Company Stock. Participants are entitled to transfer amounts credited to their accounts in the Special Distribution Fund to other investment funds. Special Distributions include all proceeds received from tenders or sales of Company Stock and other distributions, except regular quarterly dividends which would continue to be invested in Company Stock. Funds credited to these accounts in the Special Distribution Fund are invested in high quality securities. The Company has negotiated similar changes in the Plan as applicable to unionized employees with those employees' collective bargaining units.

        In addition, the Plan was amended to permit non-union participants who have shares of Company Stock allocated to their accounts to direct the trustee with respect to tender of shares pursuant to any Company Stock repurchase program or tender offer. Any proceeds realized from such share repurchase will be treated as a Special Distribution. Similar changes have been negotiated with respect to unionized employees in the Plan.

        On June 8, 1992, the Company announced an offer to purchase 26,000,000 shares of its common stock, par value $1 per share (including the associated series A Junior Participating Preferred Stock Purchase Rights) at a price not less than $32 11/16 per share nor greater than $37 1/2 per share through a Self-Tender Offer. The Offer became effective June 10, 1992, and expired on July 8, 1992. The Company actually purchased

26,499,782 shares of its common stock at $36 1/8 per share. Plan participants were permitted to participate in this Offer under the terms of the Plan and tendered approximately 449,448 shares. Proceeds received by the Plan ($16,236,309) for allocated shares tendered and accepted under the Offer were credited to accounts created in the Special Distribution Fund for participants who directed that such shares be tendered. Participants are permitted to transfer amounts to their credit in the Special Distribution Fund to other funds, including the Company Stock Fund. These transfers are reflected in the Statement of Income and Changes in Plan Equity as transfers between investment funds. During the pendency of the Offer and the succeeding tabulation period, the Plan did not purchase any Company Stock, but held amounts invested in the Company Stock Fund for later investment in Company Stock. Company Stock purchases were resumed on July 30, 1992.

        The number of participants in each investment option was as follows:

                                                                             PARTICIPATING EMPLOYEES
                                                                             -----------------------

                                                                       AS OF          AS OF           AS OF
  OPTION                                                             12/31/93        12/31/92        12/31/91
                                                                     --------        --------        --------

   (i)  . . . . . . . . . . . . . . . . . . . . . . . .                 1,201           1,604           2,086
  (ii)  . . . . . . . . . . . . . . . . . . . . . . . .                   811           1,082           1,479
 (iii)  . . . . . . . . . . . . . . . . . . . . . . . .                 1,305           1,739           1,985
  (iv)  . . . . . . . . . . . . . . . . . . . . . . . .                 3,070           5,006           5,833
   (v)  . . . . . . . . . . . . . . . . . . . . . . . .                 1,701           2,150           2,301
  (vi)  . . . . . . . . . . . . . . . . . . . . . . . .                   364             469             667
 (vii)  . . . . . . . . . . . . . . . . . . . . . . . .                 7,500          10,607          12,457
(viii)  . . . . . . . . . . . . . . . . . . . . . . . .                   502             498             388


(2)     FEDERAL INCOME TAXES

        The Company has received a determination from the Internal Revenue Service that the Plan, including all amendments through August 31, 1985, is a qualified profit sharing plan under Section 401(a) of the Internal Revenue Code (the "Code"), and that the Trust formed thereunder is exempt from Federal income tax under Section 501(a). The Plan has been amended since receiving the determination letter. However, the Plan Administrator and the Plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Code. Therefore, they believe that the Plan was qualified and the related trust was tax exempt as of the financial statement date. Effective January 1, 1992, the Plan was amended to permit certain participants covered by collective bargaining agreements to make future contributions to the Plan on a before-tax basis through salary deferral, subject to the provisions and limitations of Section 401(k) of the Code.

        On June 20, 1994, the Plan was restated effective as of April 1,
1988, to comply with the Tax Reform Act of 1986 and subsequent legislation. General Dynamics Corporation, with the assistance of legal counsel, has requested a determination letter for the restated plan from the Internal
Revenue Service. The company believes that the IRS will issue a favorable determination letter indicating that the restated plan is in compliance with the IRS and ERISA requirements.

        Under a qualified profit sharing plan, a member of the Plan is not subject to income tax on contributions made by the Company on the member's behalf, or on dividends, interest or profits from sales of securities credited to the member's account, until the contributions or income credited to the member's account are withdrawn by the member. Secondly, the Trust is not subject to income tax on dividends, interest or profits from sales of securities received by The Chase Manhattan Bank, N.A., the trustee of the Plan through August 31, 1991, or by The Northern Trust Company, the trustee of the Plan for the two years and four months ended December 31, 1993. Lastly, the Company is entitled to a current deduction for its contributions to the Plan.

        Under the Tax Reform Act of 1986 (the "Act"), different tax treatments are accorded undistributed amounts of pre-January 1, 1987 after-tax contributions as opposed to after-tax contributions made thereafter. Distributions made after January 1, 1987, are considered to be allocable, first, to undistributed pre-January 1, 1987 after-tax contributions. Distributions will be nontaxable until amounts equal to those contributions have been recovered. Thereafter, a pro rata portion of each distribution will be considered to be a return of post-January 1, 1987 after-tax contributions, if any.


(3)     MASTER TRUST FUNDS

        For investment purposes, the assets of the Plan are combined in Master Trust Funds with the assets of the General Dynamics Corporation
Savings and Stock Investment Plan and the Amended and Restated Hourly
Employee Investment Plan of the Cessna Aircraft Company. The value shown in the accompanying financial statements represents the Plan's proportionate interest in the reported market value of the assets in the Master Trust Funds. Investment income, realized gains or losses and unrealized appreciation or depreciation are allocated monthly to the respective plans based on their proportionate interest in the Master Trust at market value.

(4)     NET REALIZED GAIN (LOSS) ON SECURITIES SOLD OR DISTRIBUTED

        The cost of securities sold or distributed is based on average cost. Gains and losses are recognized on Company common stock forfeited by or distributed to participants. The following is a summary of the net realized gain (loss) on disposition of securities for the years ended December 31, 1993, 1992 and 1991:

                                                                                MASTER TRUST
                                                ------------------------------------------------------------------------------

                                                                                NET                             PROPORTIONATE
                      FUND                                COST               PROCEEDS           GAIN (LOSS)         INTEREST
                      ----                                ----               --------           -----------         --------

1993
Company stock . . . . . . . . . . . . . . .     $    31,889,522        $     63,626,462      $    31,736,940    $    6,265,885
Government bonds  . . . . . . . . . . . . .         316,764,926             318,337,717            1,572,791           595,825
Diversified portfolio . . . . . . . . . . .         378,111,420             415,031,520           36,920,100         5,964,614
Fixed income  . . . . . . . . . . . . . . .         200,148,747             202,422,664            2,273,917           312,220
Special distribution  . . . . . . . . . . .          25,523,438              25,032,891            (490,547)         (101,074)
                                                ---------------        ----------------      ---------------    --------------
                                                $   952,438,053        $  1,024,451,254      $    72,013,201    $   13,037,470
                                                ===============        ================      ===============    ==============

1992
Company stock . . . . . . . . . . . . . . .     $   209,440,229        $    333,713,328      $   124,273,099    $   17,291,007
Government bonds  . . . . . . . . . . . . .         191,809,837             193,741,338            1,931,501           761,461
Diversified portfolio . . . . . . . . . . .         385,683,834             415,322,023           29,638,189         5,165,811
Fixed income  . . . . . . . . . . . . . . .       1,062,539,917           1,069,640,439            7,100,522           948,872
Special distribution  . . . . . . . . . . .         214,796,875             215,041,016              244,141            15,935
                                                ---------------        ----------------      ---------------    --------------
                                                $ 2,064,270,692        $  2,227,458,144      $   163,187,452    $   24,183,086
                                                ===============        ================      ===============    ==============

1991
Company stock . . . . . . . . . . . . . . .     $    72,558,883        $     71,303,834      $   (1,255,049)    $    (431,619)
Government bonds  . . . . . . . . . . . . .         419,671,280             422,956,248            3,284,968         1,273,305
Diversified portfolio . . . . . . . . . . .         482,408,848             514,890,477           32,481,629         5,914,417
Fixed income  . . . . . . . . . . . . . . .       1,067,648,505           1,071,111,958            3,463,453           445,212
                                                ---------------        ----------------      ---------------    --------------
                                                $ 2,042,287,516        $  2,080,262,517      $    37,975,001    $    7,201,315
                                                ===============        ================      ===============    ==============


(5)     NET GAIN FROM SPECIAL DISTRIBUTION

        During 1993, the Company's Board of Directors declared the following special distributions to its shareholders:

                                                   Date of
      Date                   Date                Shareholder            Disribution
    Declared               Payable                 Record                per Share               Proceeds
    --------               -------                 ------                ---------               --------

March 18                 April 22              April 5                    $10                $     9,631,885
June 2                   July 12               June 21                    $9                 $     8,172,259
September 15             October 12            September 28               $6                 $     5,596,964


        All distributions were deposited into the Special Distribution Fund. Each participant was entitled to a one-time transfer of each distribution to any other fund in the Plan. A portion of these distributions represented a return of capital. The proportionate interest in the gain attributable to the Plan was $11,540,776.


(6)     UNREALIZED APPRECIATION (DEPRECIATION)

        The unrealized appreciation (depreciation) of investments for the years ended December 31, 1993, 1992 and 1991 is as follows:

                                                                                      UNREALIZED APPRECIATION
                                                                                          (DEPRECIATION)
                                                                    ---------------------------------------------------------

                                                                         BEGINNING            END OF             INCREASE
                      FUND                                                OF YEAR              YEAR             (DECREASE)
                      ----                                                -------              ----             ----------

1993
Company stock . . . . . . . . . . . . . . . . . . . . . . .         $   17,535,875       $    17,339,523      $     (196,352)
Government bonds  . . . . . . . . . . . . . . . . . . . . .              2,622,140               889,106          (1,733,034)
Diversified portfolio . . . . . . . . . . . . . . . . . . .             12,900,620            11,625,332          (1,275,288)
Fixed income  . . . . . . . . . . . . . . . . . . . . . . .               (26,960)               (1,523)               25,437
Special distribution  . . . . . . . . . . . . . . . . . . .               (13,653)                23,762               37,415
                                                                    --------------       ---------------      ---------------
                                                                    $   33,018,022       $    29,876,200      $   (3,141,822)
                                                                    ==============       ===============      ===============
1992
Company stock . . . . . . . . . . . . . . . . . . . . . . .         $    5,260,755       $    17,535,875      $    12,275,120
Government bonds  . . . . . . . . . . . . . . . . . . . . .              4,800,535             2,622,140          (2,178,395)
Diversified portfolio . . . . . . . . . . . . . . . . . . .             12,688,288            12,900,620              212,392
Fixed income  . . . . . . . . . . . . . . . . . . . . . . .                250,611              (26,960)            (277,571)
Special distribution  . . . . . . . . . . . . . . . . . . .                      -              (13,653)             (13,653)
                                                                    --------------       ---------------      ---------------
                                                                    $   23,000,129       $    33,018,022      $    10,017,893
                                                                    ==============       ===============      ===============


1991
Company stock . . . . . . . . . . . . . . . . . . . . . . .         $ (18,281,122)       $     5,260,755      $    23,541,877
Government bonds  . . . . . . . . . . . . . . . . . . . . .              2,756,480             4,800,535            2,044,055
Diversified portfolio . . . . . . . . . . . . . . . . . . .              5,047,185            12,688,228            7,641,043
Fixed income  . . . . . . . . . . . . . . . . . . . . . . .                      -               250,611              250,611
                                                                    --------------       ---------------      ---------------
                                                                    $ (10,477,457)       $    23,000,129      $    33,477,586
                                                                    ==============       ===============      ===============


(7)     WITHDRAWALS AND FORFEITURES

        The following is a summary of amounts withdrawn during the years ended December 31, 1993, 1992 and 1991. The amounts forfeited have been reflected as reductions in the Company's contributions on the accompanying statements of income and changes in plan equity:

                                                                        BALANCE OF             AMOUNT
                                                                       PARTICIPANTS'        DISBURSED ON           AMOUNT
                      FUND                                               ACCOUNTS            SETTLEMENT           FORFEITED
                      ----                                               --------            ----------           ---------

1993
Company stock . . . . . . . . . . . . . . . . . . . . . . .         $   10,788,821       $    10,696,707      $        92,114
Government bonds  . . . . . . . . . . . . . . . . . . . . .             32,806,536            32,763,568               42,968
Diversified portfolio . . . . . . . . . . . . . . . . . . .             14,271,780            14,228,252               43,528
Fixed income  . . . . . . . . . . . . . . . . . . . . . . .             44,411,545            44,266,940              144,605
Special distribution  . . . . . . . . . . . . . . . . . . .              2,242,007             2,222,112               19,895
Loans . . . . . . . . . . . . . . . . . . . . . . . . . . .                145,609               145,609                    -
                                                                    --------------       ---------------      ---------------
                                                                    $  104,666,298       $   104,323,188      $       343,110
                                                                    ==============       ===============      ===============

1992
Company stock . . . . . . . . . . . . . . . . . . . . . . .         $   14,701,389       $    14,593,240      $       108,149
Government bonds  . . . . . . . . . . . . . . . . . . . . .             31,999,064            31,918,152               80,912
Diversified portfolio . . . . . . . . . . . . . . . . . . .             14,594,784            14,513,455               81,329
Fixed income  . . . . . . . . . . . . . . . . . . . . . . .             43,530,834            43,183,340              347,494
Special distribution  . . . . . . . . . . . . . . . . . . .              1,032,361             1,027,176                5,185
Loans . . . . . . . . . . . . . . . . . . . . . . . . . . .                206,360               206,360                    -
                                                                    --------------       ---------------      ---------------
                                                                    $  106,064,792       $   105,441,723      $       623,069
                                                                    ==============       ===============      ===============

1991
Company stock . . . . . . . . . . . . . . . . . . . . . . .         $    5,175,384       $     5,091,865      $        83,519
Government bonds  . . . . . . . . . . . . . . . . . . . . .             27,237,031            27,107,067              129,964
Diversified portfolio . . . . . . . . . . . . . . . . . . .             10,841,841            10,698,982              142,859
Fixed income  . . . . . . . . . . . . . . . . . . . . . . .             34,893,314            34,367,728              525,586
                                                                    --------------       ---------------      ---------------
                                                                    $   78,147,570       $    77,265,642      $       881,928
                                                                    ==============       ===============      ===============


(8)     DEPARTMENT OF LABOR RECONCILIATION

        In accordance with generally accepted accounting principles, amounts allocated to accounts of participants who have elected to withdraw from the Plan but have not yet been paid as of year-end are not reported as liabilities on the Statements of Financial Condition. However, the Department of Labor requires that these amounts be reported as liabilities on Form 5500. At December 31, 1993 and 1992, amounts payable on withdrawals and distributions were $8,994,174 and $8,639,820, respectively. In addition, on the Statement of Income and Changes in Plan Equity, 1993 distributions to withdrawn participants would have been $105,138,249 instead of $104,323,188 if the December 31 amounts payable on withdrawals and distributions had been included.

        On the Statement of Income and Changes in Plan Equity, net realized gain
(loss) on assets sold or distributed and unrealized appreciation (depreciation) of assets are reported in accordance with generally accepted accounting principles. The following restatement is necessary to comply with the Department of Labor's rules which require that realized and urealized appreciation (depreciation) of plan assets be based on the value of the assets at the beginning of the plan year or at time of purchase during the year. In addition, the Department of Labor's regulations require that both the net realized gain
(loss) and the unrealized appreciation (depreciation) on the Plan's investments in various commingled funds be classified as a net investment gain (loss) from common/collective trusts.

                                             Generally Accepted                           Department of
                                            Accounting Principles                      Labor's Regulations
                                            ---------------------                      -------------------

Net realized gain (loss) on assets
   sold or distributed                         $    13,037,470                               $15,101,414
Unrealized depreciation of
   assets                                          (3,141,822)                               (6,177,757)
Net investment gain from
  common/collective trusts                                   -                                   971,991
                                               ---------------                               -----------



                                               $     9,895,648                               $ 9,895,648
                                               ===============                               ===========

(9)     PLAN EXPENSES

        Administrative expenses of the Plan are primarily paid by the Plan and may be paid by the Company.

(10)    TRANSFER TO OTHER PLAN

        The Company sold the information technology operations of its Data Systems Division to Computer Sciences Corporation during 1991. Effective July 31, 1992, $4,172,664 of plan assets were transferred to the Computer Sciences Corporation Savings Plan on behalf of former Company employees now working for Computer Sciences Corporation.

(11)     PRIOR YEAR RESTATEMENT

        Certain items on the 1992 and 1991 financial statements have been restated in order to conform with the 1993 presentation.

(12)     DISCONTINUED OPERATIONS

        During 1992, the Company completed the sales of The Cessna Aircraft Company to Textron, Inc., its Missile Systems business to Hughes Aircraft Company and its Electronics business to The Carlyle Group. During 1993, the Company completed the sale of its Tactical Military Aircraft business to Lockheed Corporation and its Electronic Manufacturing Center to EFW, Inc.

        Contributions to the Plan were terminated for the participants at these sold-off businesses. Participants may elect to receive total account balance distributions from the Plan at any time. All participants at these sold-off businesses are fully vested in the Plan.

        Effective December 31, 1993, all of the Amended and Restated Hourly Employee Investment Plan of the Cessna Aircraft Company plan assets merged with the Plan assets.

        Effective December 31, 1993, all of the assets and obligations of the Amended and Restated Hourly Employee Investment Plan of the Cessna Aircraft Company were merged with the Plan.

(13)     SUBSEQUENT EVENTS

        The Company closed the sale of the lime and brick operations of its Material Service business to Calcitherm Netherlands N.V. on February 28, 1994. Additionally, the Company also closed the sale of its Space Launch Systems business to Martin Marietta Corporation on May 2, 1994. Plan contributions for the participants were terminated as of the sale date. All participants were fully vested and may elect to receive total account balance distributions from the Plan at any time.

        On March 4, 1994, the Company's Board of Directors authorized a two-for-one stock split effected in the form of a 100% stock dividend to be distributed on April 11, 1994, to shareholders of record on March 21, 1994. All references in the financial statements to number of shares, per share amounts and market prices of the Company's common stock have been restated.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To General Dynamics Corporation:

        We have audited the accompanying statements of financial condition of the General Dynamics Corporation Hourly Employees Savings and Stock Investment Plan as of December 31, 1993 and 1992, and the related statements of income and changes in plan equity for each of the three years in the period ended December 31, 1993. These financial statements and the schedule referred to below are the responsibility of the Plan Administrator. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial condition of the General Dynamics Corporation Hourly Employees Savings and Stock Investment Plan as of December 31, 1993 and 1992, and the income and changes in plan equity for each of the three years in the period ended December 31, 1993, in conformity with generally accepted accounting principles.

        Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The Combined Statement of Investments of Master Trust Funds (Schedule I) is presented for the purpose of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


Washington, D.C.,                              ARTHUR ANDERSEN & CO.
June 29, 1994